Copano Energy
Bank of America - Merrill Lynch 2009 Energy Conference
New York, NY

NASDAQ: CPNO
November 17, 2009

Copano Energy

Disclaimer
Statements made by representatives of Copano Energy, L.L.C. (“Copano”) during this presentation will include “forward-looking statements,” as defined in the federal securities laws.
All statements that address activities, events or developments that Copano expects, believes or anticipates will or may occur in the future are forward-looking statements. Underlying these forward-looking statements are certain assumptions made by Copano’s management based on their experience and perception of historical trends, current conditions, expected future developments and other factors management believes are appropriate under the circumstances.
Whether actual results and developments in the future will conform to Copano’s expectations is subject to a number of risks and uncertainties, many of which are beyond Copano’s control. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, then Copano’s actual results may differ materially from those implied or expressed by forward-looking statements made during this presentation. These risks and uncertainties include the volatility of prices and market demand for natural gas and natural gas liquids; Copano’s ability to complete any pending acquisitions and integrate any acquired assets or operations; Copano’s ability to continue to obtain new sources of natural gas supply; the ability of key producers to continue to drill and successfully complete and attach new natural gas supplies; Copano’s ability to retain key customers; the availability of local, intrastate and interstate transportation systems and other facilities to transport natural gas and natural gas liquids; Copano’s ability to access sources of liquidity when needed and to obtain additional financing, if necessary, on acceptable terms; the effectiveness of Copano’s hedging program; unanticipated environmental or other liability; general economic conditions; the effects of government regulations and policies; and
other financial, operational and legal risks and uncertainties detailed from time to time in the Risk
Factors sections of Copano’s annual and quarterly reports filed with the Securities and Exchange
Commission.
Copano undertakes no obligation to update any forward-looking statements, whether as a result of new information or future events.

Copano Energy

Introduction to Copano
• Serves natural gas producers in three leading producing
 regions
• Founded in 1992 - built through more than 50 acquisitions
 and major capital projects
Texas
South Texas and
North Texas
Oklahoma
Central and Eastern Oklahoma
Rocky Mountains
Wyoming’s Powder River Basin

Copano Energy

Key Metrics
• Service throughput volumes approximate 2 Bcf per day of natural gas(1)
• Approximately 6,700 miles of active pipelines
• 7 natural gas processing plants with over 1 Bcf/d of combined processing capacity
• Equity market cap: $1.1 billion(2)
• Enterprise value: $1.9 billion(2)
• Copano has outperformed its peer group since its IPO with a total return of 154%(2) compared to the Alerian MLP Total Return Index
 (AMZX) total return of 61%(2) over the same period
(1) Based on 3Q09 results. Includes unconsolidated affiliates.
(2) As of November 11, 2009.

Copano Energy

Copano’s LLC Structure
Characteristic	Typical MLP	Copano Energy	Typical Corporation
Non-Taxable Entity
Tax Shield on Distributions
Tax Reporting
General Partner
Incentive Distribution Rights
Voting Rights
Schedule K-1
Schedule K-1
Form 1099

Copano Energy

Agenda
Throughput
Volume Outlook
Commodity
Prices and
Margin
Sensitivities
Capital Access
Distribution Policy
and Outlook

Copano Service Throughput Volumes
Segment Service Throughput (MMbtu/d)
1,500,000
1,200,000
900,000
600,000
300,000
-
Total Company Service Throughput (MMbtu/d)
2,300,000
2,000,000
1,700,000
1,400,000
1,100,000
800,000
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
Oklahoma
Texas
Rocky Mountains
Total Company

7

Copano Energy
• Total service throughput volumes decreased 3% from 2Q09 to 3Q09
• Processed volumes decreased 2% from 2Q09 to 3Q09
Total Volume Trends
Note: Includes affiliates, net of intercompany volumes.

Centerpoint East Index and NYMEX Oil
$14
$12
$10
$8
$6
$4
$2
$-
$ per MMBtu
$140
$120
$100
$80
$60
$40
$20
$-
$ per Bbl
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
Centerpoint East ($/MMBtu)
NYMEX Oil ($/Bbl)

Copano Energy

Actual Prices: 1/08 - 11/09
Forward Prices as of 11/9/09: 12/09 - 12/13
Oklahoma Natural Gas Price
Outlook

Indicative Gross Value of One Mcf at Copano's Facility [1]								
	Rich Gas [2][3]							Lean Gas [4]
	NYMEX Oil Price ($/Bbl)							
Natural Gas Sales Price ($/MMBtu)	$ 40.00	$ 50.00	$ 60.00	$ 70.00	$ 80.00	$ 90.00	$ 100.00	N/A
$ 2.50	$ 5.85	$ 6.50	$ 7.16	$ 7.82	$ 8.48	$ 9.15	$ 9.82	$ 2.35
$ 3.00	$ 6.10	$ 6.75	$ 7.41	$ 8.07	$ 8.73	$ 9.40	$ 10.07	$ 2.82
$ 3.50	$ 6.36	$ 7.01	$ 7.66	$ 8.33	$ 8.99	$ 9.66	$ 10.33	$ 3.29
$ 4.00	$ 6.62	$ 7.27	$ 7.93	$ 8.59	$ 9.25	$ 9.92	$ 10.59	$ 3.76
$ 4.50	$ 6.89	$ 7.54	$ 8.20	$ 8.86	$ 9.52	$ 10.19	$ 10.86	$ 4.23
$ 5.00	$ 7.16	$ 7.82	$ 8.47	$ 9.13	$ 9.80	$ 10.46	$ 11.14	$ 4.70
$ 5.50	$ 7.44	$ 8.10	$ 8.75	$ 9.41	$ 10.08	$ 10.75	$ 11.42	$ 5.17
$ 6.00	$ 7.73	$ 8.39	$ 9.04	$ 9.70	$ 10.37	$ 11.04	$ 11.71	$ 5.64
$ 6.50	$ 8.03	$ 8.68	$ 9.34	$ 10.00	$ 10.66	$ 11.33	$ 12.00	$ 6.11
$ 7.00	$ 8.33	$ 8.98	$ 9.64	$ 10.30	$ 10.96	$ 11.63	$ 12.30	$ 6.58
$ 7.50	$ 8.64	$ 9.29	$ 9.95	$ 10.61	$ 11.27	$ 11.94	$ 12.61	$ 7.05

Copano Energy
Oklahoma Rich Gas vs. Lean Gas
(1) Full value prior to deduction of Copano’s margin. Excludes value of condensate and crude oil recovered by the producer at the wellhead.
(2) Implied NGL prices are based on a three-year historical regression analysis.
(3) Assumes 9 GPM gas with a Btu factor of 1.375 processed at Copano’s cryogenic plant, and field fuel of 6.25%.
(4) Assumes unprocessed gas with a Btu factor of 1.0 and field fuel of 6%.

Prices as of 11/9/09

Copano Energy

• Rich gas (primarily Hunton de-watering play)
 – Drilling activity increasing due to current commodity prices and long-term price outlook
 – 3 rigs running currently in the Hunton and 12 rigs in other rich gas areas
 – High BTU gas, processing upgrade and low geologic risk
 enhance drilling economics, but activity remains subject to market conditions
 – 4Q09 volumes are expected to be flat vs. 3Q09
• Lean gas (primarily Woodford Shale and Coalbed methane)
 – Drilling activity increasing due to current commodity prices and long-term price outlook
 – 5 rigs currently running
 – 4Q09 volumes are expected to be slightly down from 3Q09
 due to lag between drilling and production
Oklahoma Volume Outlook

Houston Ship Channel Index and NYMEX Oil
$ per MMBtu
$14
$12
$10
$8
$6
$4
$2
$-
$ per Bbl
$140
$120
$100
$80
$60
$40
$20
$0
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
HSC Index ($/MMBtu)
NYMEX Oil ($/Bbl)

Copano Energy

Actual Prices: 1/08 - 11/09
Forward Prices as of 11/9/09: 12/09 - 12/13
South Texas Natural Gas Price
Outlook

Copano Energy

South Texas Volume Outlook
• Despite reduced rig counts, activity in the traditional supply area continues
• Pending acquisition of Transco McMullen lateral awaiting FERC approval
• 4Q09 volumes are expected to be slightly down from 3Q09
• On November 13, 2009, Copano announced a joint venture
 with Kinder Morgan to provide gathering, transportation and processing services to gas producers in the Eagle Ford Shale

Copano Energy

North Texas Volume Outlook
• Copano’s Saint Jo processing and treating plant placed in service in September 2009
 – Eliminates the need for third-party processing
 – High efficiency and high recovery plant
• 7 rigs running in the area with 12 rigs anticipated in early 2010
• Drilling economics are driven by associated crude oil production
• Production from this area requires a full slate of midstream services
• Based on drilling and fractionation schedules, plant inlet volumes are expected to decrease slightly in early 2010 before ramping up to anticipated levels by late 2010

Colorado Interstate Gas Index Historical and Forward Prices

$14
$12
$10
$8
$6
$4
$2
$-
$ per MMBtu
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13

Copano Energy

Actual Prices: 1/08 - 11/09
Forward Prices as of 11/9/09: 12/09 - 12/13
Rocky Mountains Natural Gas Price
Outlook

Copano Energy

Rocky Mountains Volume Outlook
• Development of extensive acreage dedication will be driven by drilling economics and commodity prices
• Timing of dewatering will also drive volume levels
• 4Q09 volumes are expected to be flat vs. 3Q09 due to previously drilled wells
• For Bighorn, 130 previously drilled wells can be connected with minimal capital expenditures
 • An additional 70 drilled wells can be connected with moderate capital expenditures
• On Fort Union, during the third and fourth quarters, roughly 150
 MMcf/d was temporarily shut in by producers due to commodity prices;
 by mid-October, volumes were back to near pre-shut-in levels

Rockies Fill Watch
Volumes (Bcf/d)
Gas Price ($/Mcf)
12.00
10.00
8.00
6.00
4.00
2.00
-
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
Rockies Breakeven Price Range
1/1/07
1/1/08
1/1/09
1/1/10
1/1/11
1/1/12
1/1/13
1/1/14
1/1/15
Exports
Predicted Exports
Capacity
CIG Price

Copano Energy
Rocky Mountains Takeaway
 Capacity Outlook
Source: Bentek Energy, LLC
(1) Historical and future prices as of 11/3/09. 11/9/09 spot: $3.38/Mcf

(1)

Copano Energy

Commodity Prices and Margin
Sensitivities
Commodity
Prices and
Margin
Sensitivities
Distribution Policy
and Outlook
Capital Access
Throughput
Volume Outlook

YTD 2009 Oklahoma Prices
$ per MMbtu
$16
$14
$12
$10
$8
$6
$4
$2
$0
1/1/09
2/1/09
3/1/09
4/1/09
5/1/09
6/1/09
7/1/09
8/1/09
9/1/09
10/1/09
11/1/09
CPE
Ethane
Sun Posting
Propane+

Copano Energy
Oklahoma Commodity Prices

Copano Energy

Oklahoma Commercial Update
• Third Quarter 2009
 – Total service throughput volumes: 260,000 MMBtu/d(1)
 – Unit margin: $0.76/MMBtu(2)
 – Margins from approximately 75% of contract volumes are directly correlated with NGL prices
 – Significant percentage of contract volumes (51%) contain fee-based components, including volumes subject to minimum margin provisions
• Operated in full processing mode for third and fourth quarter 2009 to date
(1) Excludes 13,857 MMBtu/d service throughput for Southern Dome, a majority-owned affiliate.
(2) Refers to Oklahoma segment gross margin ($18.3 million) divided by Oklahoma service throughput volumes
 (268,000 MMBtu/d) for the period. See Appendix for reconciliation of Oklahoma segment gross margin.

YTD 2009 Texas Prices
$ per MMbtu
$16
$14
$12
$10
$8
$6
$4
$2
$0
1/1/09
2/1/09
3/1/09
4/1/09
5/1/09
6/1/09
7/1/09
8/1/09
9/1/09
10/1/09
11/1/09
HSC
Ethane
WTI
Propane+

Copano Energy

Texas Commodity Prices

Copano Energy

Texas Commercial Update
• Third Quarter 2009
 – Total service throughput volumes: 613,000 MMBtu/d(1)
 – Unit margin: $0.48/MMBtu(2)
 – Margins from approximately 85% of contract volumes are directly correlated with NGL prices
 – Approximately 91% of contract volumes have fee-based components, including volumes subject to minimum margin provisions
• Operated in full processing mode for third and fourth quarter 2009 to date
(1) Excludes 72,985 MMBtu/d service throughput for Webb Duval, a majority-owned affiliate.
(2) Refers to Texas segment gross margin ($26.9 million) divided by Texas service throughput volumes (613,000
 MMBtu/d) for the period. See Appendix for reconciliation of Texas segment gross margin.

Copano Energy

Texas Fractionation Strategy
• Capacity at NGL fractionation facilities along the Texas Gulf Coast has become constrained
• For a portion of the second and third quarters of 2009, Copano realized lower revenue for sales of mixed NGLs from the tailgate of the Houston Central plant under a short term pricing arrangement
 – In August, Copano entered into a new contract to sell NGLs from
 Houston Central at a higher price
• Utilizing Houston Central’s fractionation unit and extensive tailgate
 NGL pipelines, Copano plans to produce purity products by 2Q
 2010
 – Copano is expanding its de-ethanization capacity in order to produce purity ethane and propane
 – Iso-butane and normal butane will be sold as purity products by tank truck

Copano Energy

Rocky Mountains Commercial
Update
• Third Quarter 2009
 – Total service throughput volumes:
 • Consolidated affiliates (producer services): 157,000 MMBtu/d
 • Unconsolidated affiliates:
 ▪ Bighorn: 190,000 MMBtu/d
 ▪ Fort Union: 762,000 MMBtu/d
• All Bighorn and Fort Union margins are fixed fee
• Virtually all producer services margins are fixed margin

Oklahoma and Texas Segment Gross Margins + Hedge Settlements
$ in millions
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09

24

Copano Energy
Combined Commodity-Sensitive Segment Margins
 and Hedging Settlements
• Copano’s hedge portfolio supports cash flow stability based on combined segment gross margins and cash hedging settlements

Quarterly Segment Gross Margins(1) plus 3Q09 Cash Hedge Settlements ($000)			
		Liquid Prices			
		+25%	11/9/2009	-25%	-50%
Natural Gas Prices	+25%	$62,581	$60,041	$60,650	$62,266
	11/9/2009	$64,349	$61,810	$62,421	$63,148
	-25%	$66,117	$63,578	$64,190	$65,453
	-50%	$67,885	$65,346	$65,958	$67,223

Full Recovery

Ethane Rejection

Copano Energy

Commodity-Related Margin
Sensitivities
Note: Please see Appendix for definitions of processing modes and additional details.
• Matrix reflects 3Q09 wellhead and plant inlet volumes,
 adjusted using Copano’s 2009 planning model
(1) Consists of Texas and Oklahoma Segment gross margins.

3Q09 vs. 2Q09				4Q09 vs. 3Q09 Prices		
			Increase/(Decrease)		4Q09	Increase/(Decrease)	
	3Q09	2Q09	$	%	to date [(2)]	$	%
$000's							
Oklahoma Segment Gross Margin	$ 18,284	$ 17,472	$ 812	5%			
Texas Segment Gross Margin	$ 26,875	$ 23,320	$ 3,555	15%			
Hedging Settlements	$ 16,444	$ 20,761	$ (4,317)	-21%			
Total [(1)]	$ 61,603	$ 61,553	$ 50	0%			
Natural Gas Prices ($/MMBtu)							
Houston Ship Channel Index	$ 3.32	$ 3.44	$ (0.12)	-4%	$ 3.96	$ 0.64	16%
CenterPoint East Index	$ 2.98	$ 2.70	$ 0.28	10%	$ 3.85	$ 0.87	23%
NGL Prices ($/gal)							
Mt. Belvieu (weighted average)	$ 0.84	$ 0.72	$ 0.12	17%	$ 1.05	$ 0.21	20%
Conway (weighted average)	$ 0.66	$ 0.61	$ 0.05	8%	$ 0.97	$ 0.31	32%
Oil Prices ($/Bbl)							
NYMEX Oil	$ 68.30	$ 59.62	$ 8.68	15%	$ 77.46	$ 9.16	12%

Copano Energy

Combined Commodity-Sensitive Segment Margins
 and Hedging Settlements
(1) Does not include non-cash expenses included in Corporate and Other for purposes of calculating Total Segment
 Gross Margin. See Appendix for reconciliation of Total Segment Gross Margin.
(2) Reflects prices as of 11/9/09.

Copano Energy

Capital Access
Capital Access
Distribution Policy
and Outlook
Commodity
Prices and
Margin
Sensitivities
Throughput
Volume Outlook

Sources		
Cash	$	35
Credit Facility	$	290
Total Sources	**$**	**325**

Uses		
4Q09E Expansion Capital[1]	$	21
McMullen Lateral Acquisition[2]	$	95
Total Uses	**$**	**116**
Remaining Liquidity	**$**	**209**
Remaining Liquidity (excl. McMullen)	**$**	**304**

Copano Energy

Capital Access
• Copano has no need to access capital markets to support
 currently approved projects
 – At September 30, 2009:
 ($ in millions)
• Debt access available
• Equity access available privately
 – Would only make sense for accretive transactions or projects
(1) Includes Copano’s net share for unconsolidated affiliates. Does not include future potential acquisitions.
(2) Includes integration costs. The McMullen Lateral acquisition remains subject to FERC approval.

Copano Energy

Liquidity and Debt Facilities
• At September 30, 2009:
 – Cash: $35 million
 – $550 million revolving credit facility
 • Approximately $290 million available
 • Remaining term: approximately 3.1 years
 • LIBOR + 175 bps
 – $582 million senior notes
 • $332,665,000 8 ⅛% due 2016
 • $249,525,000 7 ¾% due 2018
 • Weighted average rate: 7.96%
 • Weighted average maturity: 7.4 years

Copano Energy
• Senior Secured Revolving Credit Facility
 – $550 million facility with $100 million accordion
 – Maintenance tests:
 • 5x total debt to defined EBITDA(1) limitation
 ▪ 3.99x at September 30, 2009
 • Minimum required interest coverage 2.5x defined EBITDA
 ▪ 3.41x at September 30, 2009
 • Defined EBITDA adds back hedge amortization and other non-cash expenses
 – Following an acquisition, Copano may increase total debt to defined
 EBITDA limitation to 5.5x for three quarters
• Senior Notes
 – Incurrence tests:
 • Minimum defined EBITDA to interest test of 2.00x for debt incurrence
 • Minimum defined EBITDA to interest test of 1.75x for restricted payments
 • Defined EBITDA is similar to that for credit facility

Key Debt Terms and Covenants
(1) See this Appendix for reconciliation of defined EBITDA, which is referred to in our credit facility as
 “Consolidated EBITDA.”

Copano Energy

Distribution Policy and Outlook
Distribution Policy
and Outlook
Capital Access
Commodity
Prices and
Margin
Sensitivities
Throughput
Volume Outlook

$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
2004
2005
2006
2007
2008
2009
$0.800
$0.784
$0.960
$0.927
$1.413
$1.237
$1.840
$1.456
$2.235
$1.654
$2.300
$1.686
36.4% higher
CPNO Actual Distributions(1)
Traditional MLP Structure(2)

Copano Energy

Distribution Track Record
• On October 14, 2009, Copano announced a cash distribution for the third quarter of 2009 of $0.575 per common unit
(3)(4)
(5)
(1) All pre-1Q 2007 distributions are adjusted to reflect Copano’s 3/30/07 two-for-one unit split.
(2) Assumes generic MLP splits with 10%, 25% & 50% increases in distributable cash flow to LP units resulting in incremental 13%, 23% and 48% increases in the percentage of total distributable cash flow applicable to the GP.
(3) Actual $0.10 distribution per unit was for the period from November 15, 2004 through December 31, 2004.
(4) 4Q 2004 annualized.
(5) First nine months of 2009 annualized.

Copano Energy

Distribution Outlook
Driver	Potential 2011 - 2012 Annual Incremental Total DCF Impact(1) ($ in millions)	Comments and Risk Factors
Forward Commodity Prices (3Q09 vs. 2012 forward curve(2) and without hedges)	$47	• Reflects November 2009 forward curve(2) • Future market conditions
North Texas(2)	$35 - $45	• Resource play • Drilling activity • Product prices • New suppliers
Rocky Mountains	$20 - $40	• Resource play • Drilling activity • Dewatering rates • Fort Union expansion • New projects
South Texas expansion and integration projects, including Transco McMullen Lateral(2)	$20 - $25	• FERC approval • Product prices • New attachments
(1) Compared to 3Q09 annualized levels. See Appendix for an explanation of how we calculate total distributable cash flow.
(2) Reflects November 2009 forward price curves with regression-based NGL prices.

Copano Energy

Distribution Outlook
Driver	Potential 2011 - 2012 Annual Incremental Total DCF Impact(1) ($ in millions)	Comments and Risk Factors
Oklahoma Volumes(2)	$15 - $20	• Resource play • Drilling activity • Product prices
Future Acquisitions and Major Projects	TBD	• Opportunities • Execution
(1) Compared to 3Q09 annualized levels. See Appendix for an explanation of how we calculate total distributable cash flow.
(2) Reflects November 2009 forward price curves with regression-based NGL prices.

ENERGYPOINT RESEARCH INC
Rated 1st in
Gas Processing & Treating
Customer Satisfaction
2008-2009
ENERGYPOINT RESEARCH INC
Rated 1st in
Total Satisfaction
Customer Satisfaction
2008-2009
ENERGYPOINT RESEARCH INC
Rated 1st in
Onshore Gas Gathering
Customer Satisfaction
2008-2009
ENERGYPOINT RESEARCH INC
Rated 1st in
Texas Intrastate
Customer Satisfaction
2008-2009
ENERGYPOINT RESEARCH INC
Rated 1st in
Mid-continent
Customer Satisfaction
2008-2009
ENERGYPOINT RESEARCH INC
Rated 1st in
Onshore Gulf Coast
Customer Satisfaction
2008-2009
ENERGYPOINT RESEARCH INC
Rated 1st of
Regional Providers
Customer Satisfaction
2008-2009

35

Copano Energy
• On October 14, 2009, EnergyPoint Research, Inc. announced
 results of its Natural Gas Midstream Services Survey
• Copano placed first overall among 16 midstream energy
 companies. Copano also rated first in many categories for
 gathering and processing/treating
#1 in Customer Satisfaction

Copano Energy
• Current cash flow trends remain solid
• Forward market prices should drive increased drilling activity in our cost-competitive operating regions
• Copano’s liquidity and access to capital remain strong
• Copano continues to enjoy an abundant opportunity environment

Conclusions

Copano Energy

Appendix

OKLAHOMA
Copano Energy
Oklahoma Assets
Legend
Compressor Stations
Processing Plants
Oklahoma Pipelines
Miles

Copano Energy

Oklahoma Assets
Appendix

TEXAS
Houston Central Plant
Copano Energy
South Texas Assets
Legend
Compressor Stations
Processing Plants
South Texas Pipelines
NGL Pipelines
McMullen Lateral
Miles

39

Copano Energy
South Texas Assets
Appendix
(1) The McMullen Lateral acquisition remains subject to FERC approval.
(1)

TEXAS
Montague
Cooke
Wise
Denton
Parker
Copano Energy
North Texas Assets
Legend
Compressor Stations
Processing Plants
North Texas Pipelines
Miles
0 0.5 1 2 3 4 5

Copano Energy

North Texas Assets
Appendix

Crook
Big Horn
Campbell
Dead Horse
Johnson
Weston
Washakie
Niobrara
Converse
Glenrock
Platte
Goshen
Carbon
Albany
Cheyenne
Copano Energy
Rocky Mountains
Assets
Legend
Bighorn Pipelines
Fort Union Pipelines
WIC Medicine Bow Pipeline
Processing Plants
Miles

41

Copano Energy
Rocky Mountains Assets
Appendix

Copano Energy

Processing Modes
• Full Recovery
• Ethane Rejection
• Conditioning Mode
→ Texas and Oklahoma - If the value of
 recovered NGLs exceeds the fuel and gas
 shrinkage costs of recovering NGLs
→ Texas - If the value of recovered NGLs is less
 than the fuel and gas shrinkage cost of
 recovering NGLs (available at Houston
 Central plant and at Saint Jo plant in North
 Texas)
→ Texas and Oklahoma - If the value of ethane
 is less than the fuel and shrinkage costs to
 recover ethane (in Oklahoma, ethane
 rejection at Paden plant is limited by nitrogen
 rejection facilities)
Appendix

Major Drivers of Unit Margins			
% of Service Throughput[(2)]	Fixed Fee	Directly Correlated with Natural Gas Prices	Inversely Correlated with Natural Gas Prices	Directly Correlated with NGL Prices
41.1%		X		X
27.2%	X	X		X
23.5%	X			
0.0%	X		X	X
6.4%			X	X
1.9%		X		
100.0%	50.7%	70.2%	6.4%	74.6%

Copano Energy

Oklahoma Contract Mix
• Third quarter 2009 contract mix(1)
(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries.
(2) Excludes 13,857 MMBtu/d service throughput for Southern Dome, a majority-owned affiliate.

Third Quarter 2009[1]	
	Full Recovery	Ethane Rejection[2]
Bbls/d		
Ethane	1,192	739
Propane	1,044	1,029
Isobutane	109	109
N. Butane	350	350
N. Gasoline	(397)	(397)
Condensate [3]	1,079	1,079
MMBtu/d		
Natural Gas	16,880	20,224

Copano Energy

Oklahoma Net Commodity
Exposure
Note: See explanation of processing modes in this Appendix. Values reflect rounding.
(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries.
(2) Ethane rejection at Paden plant is limited by nitrogen rejection facilities.
(3) Reflects impact of producer delivery point allocations, offset by field condensate collection and stabilization.
Appendix

5,000
4,000
3,000
2,000
1,000
-
(1,000)
21,000
20,000
19,000
18,000
17,000
16,000
15,000
Net Share of NGLs (Bbls/d)
Net Share of Natural Gas . (MMBtu/d
Full Recovery
Partial Ethane Rejection
Recovery Mode
Condensate
Natural Gasoline
Normal Butane
Isobutane
Propane
Ethane
Natural Gas

Copano Energy

Oklahoma Net Commodity
Exposure(1)
Appendix
Note: See explanation of processing modes in this Appendix.
(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries. Based on 3Q09 daily wellhead/plant inlet volumes.

Quarterly Oklahoma Gross Margin ($000)			
		Liquid Prices			
		+25%	11/9/2009	-25%	-50%
Natural Gas Prices	+25%	$25,368	$23,767	$22,165	$19,895
	11/9/2009	$24,102	$22,500	$20,899	$18,628
	-25%	$22,835	$21,234	$19,632	$18,031
	-50%	$21,569	$19,967	$18,366	$16,764

Full Recovery

Ethane Rejection

Copano Energy

Oklahoma Commodity Price
Sensitivities
• Oklahoma segment gross margins excluding hedge
 settlements
 – Matrix reflects 3Q09 volumes, adjusted using Copano’s 2009 planning model
Appendix

Major Drivers of Unit Margins			
% of Service Throughput[2]	Fixed Fee	Directly Correlated with Natural Gas Prices	Inversely Correlated with Natural Gas Prices	Directly Correlated with NGL Prices
65.9%	X		X	X
9.4%	X			
6.1%				X
8.1%	X			X
5.2%	X	X		X
2.9%		X		
2.4%	X	X		
100.0%	91.0%	10.5%	65.9%	85.3%

Copano Energy

Texas Contract Mix
• Third quarter 2009 contract mix(1)
Appendix
(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries.
(2) Excludes 72,985 MMBtu/d service throughput for Webb Duval, a majority-owned affiliate.

Third Quarter 2009[1]		
	Full Recovery	Ethane Rejection[2]	Full Conditioning[2]
Bbls/d			
Ethane	4,137	521	69
Propane	2,413	2,288	50
Isobutane	644	725	14
N. Butane	684	745	16
N. Gasoline	24	24	24
Condensate [3]	1,529	1,780	885
MMBtu/d			
Natural Gas	(28,000)	(21,710)	(802)

Copano Energy

Texas Net Commodity Exposure
Note: See explanation of processing modes in this Appendix.
(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries. Based on 3Q09 daily wellhead/plant inlet volumes.
(2) Fractionation at Houston Central processing plant permits significant reductions in ethane recoveries in ethane rejection mode and full ethane rejection in conditioning mode. To optimize profitability, plant operations can also be adjusted to partial recovery mode.
(3) At the Houston Central processing plant, pentanes+ may be sold as condensate.
Appendix

10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
Net Share of NGLs (Bbls/d)
-
(5,000)
(10,000)
(15,000)
(20,000)
(25,000)
(30,000)
Net Share of Natural Gas (MMBtu/d)
Full Recovery
Ethane Rejection
Conditioning
Recovery Mode
Condensate
N. Gasoline
N. Butane
Isobutane
Propane
Ethane
Natural Gas

Copano Energy

Texas Net Commodity Exposure(1)
Note: See explanation of processing modes in this Appendix.
(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries. Based on 3Q09 daily wellhead/plant inlet volumes.

Quarterly Texas Gross Margin ($000)			
		Liquid Prices			
		+25%	11/9/2009	-25%	-50%
Natural Gas Prices	+25%	$39,751	$30,308	$20,863	$12,440
	11/9/2009	$42,372	$32,930	$23,487	$14,176
	-25%	$44,994	$35,552	$26,110	$16,665
	-50%	$47,616	$38,174	$28,731	$19,289

Full Recovery

Ethane Rejection

Copano Energy

Texas Commodity Price
Sensitivities
• Texas segment gross margins excluding hedge settlements
 – Matrix reflects 3Q09 volumes and operating conditions,
 adjusted using Copano’s 2009 planning model
Appendix

Copano Energy

Rocky Mountains Sensitivities
Appendix
Note: See this Appendix for reconciliation of Adjusted EBITDA. Values reflect rounding.
(1) Impact on Adjusted EBITDA based on Copano’s interest in the unconsolidated affiliate.
• Third Quarter 2009
 – Adjusted EBITDA volume sensitivity (positive or negative impact)
 • Consolidated (producer services): 10,000 MMBtu/d = $28,000
 • Unconsolidated affiliates:
 ▪ Bighorn: 10,000 MMBtu/d = $249,000(1)
 ▪ Fort Union: 10,000 MMBtu/d = $70,000(1)

Fourth Quarter 2009 Hedge Settlements ($000)			
		Liquid Prices			
		+25%	11/9/2009	-25%	-50%
Natural Gas Prices	+25%	($1,599)	$6,122	$16,936	$28,268
	11/9/2009	($1,186)	$6,535	$17,349	$28,681
	-25%	($773)	$6,948	$17,762	$29,094
	-50%	($360)	$7,361	$18,175	$29,506

		2010 Quarterly Hedge Settlements ($000)			
		Liquid Prices			
		+25%	11/9/2009	-25%	-50%
Natural Gas Prices	+25%	$2,663	$10,110	$17,836	$26,324
	11/9/2009	$2,663	$10,110	$17,836	$26,324
	-25%	$2,663	$10,110	$17,836	$26,324
	-50%	$2,663	$10,110	$17,836	$26,324

		2011 Quarterly Hedge Settlements ($000)			
		Liquid Prices			
		+25%	11/9/2009	-25%	-50%
Natural Gas Prices	+25%	($2,273)	$728	$5,959	$17,106
	11/9/2009	($2,273)	$728	$5,959	$17,106
	-25%	($2,273)	$728	$5,959	$17,106
	-50%	($2,273)	$728	$5,959	$17,106

Copano Energy

Hedging Impact
of Commodity Price Sensitivities
• Commodity hedging program supplements cash flow in 2009
 through 2011 during less favorable commodity price periods
Appendix
Note: For calendar 2012, Copano currently has WTI crude puts of 300 barrels per day with a strike price of $79/Bbl.

Fourth Quarter 2009 Hedge Settlements *($ in thousands)*				
Price ($/Gal)	Ethane	Propane	Iso-Butane	Normal Butane	Condensate / Natural Gasoline
$ 2.25	$ (7,003)	$ (1,181)	$ (389)	$ (903)	$ (549)
$ 2.00	$ (5,940)	$ (939)	$ (293)	$ (826)	$ 369
$ 1.75	$ (4,877)	$ 19	$ (196)	$ (749)	$ 2,118
$ 1.50	$ (3,815)	$ (456)	$ 102	$ (478)	$ 3,876
$ 1.25	$ (2,752)	$ 496	$ 730	$ 468	$ 5,693
$ 1.00	$ (1,690)	$ 2,959	$ 1,358	$ 1,445	$ 7,528
$ 0.75	$ (117)	$ 6,170	$ 1,986	$ 2,445	$ 9,364
$ 0.50	$ 3,071	$ 9,503	$ 2,614	$ 3,444	$ 11,199
Increments below $0.50	Ethane	Propane	Iso-Butane	Normal Butane	Condensate / Natural Gasoline
$ 0.10	$ 1,275	$ 1,333	$ 251	$ 400	$ 734

Copano Energy

Hedging Impact
• Fourth Quarter 2009 NGLs Hedge Settlement Matrix

Note: All hedge instruments are reported in Copano’s SEC filings. Hedge settlements are based on monthly average
 Mt. Belvieu NGL and NYMEX WTI prices. Positive amounts reflect payments from hedge counterparties under swap and put option instruments. Negative amounts reflect payments to hedge counterparties under swap instruments.
Appendix

2010 Average Quarterly Hedge Settlements *($ in thousands)*				
Price ($/Gal)	**Ethane**	**Propane**	**Iso-Butane**	**Normal Butane**	**Condensate / Natural Gasoline**
$ 3.00	$ (4,656)	$ (5,386)	$ (689)	$ (1,391)	$ -
$ 2.50	$ (3,698)	$ (4,044)	$ (497)	$ (1,008)	$ 1,707
$ 2.25	$ (3,219)	$ (3,374)	$ (401)	$ (816)	$ 3,336
$ 2.00	$ (2,740)	$ (2,703)	$ (306)	$ (625)	$ 4,964
$ 1.75	$ (2,261)	$ (2,032)	$ 5	$ (184)	$ 6,593
$ 1.50	$ (1,782)	$ (1,361)	$ 484	$ 487	$ 8,222
$ 1.25	$ (1,303)	$ 965	$ 963	$ 1,157	$ 9,851
$ 1.00	$ (824)	$ 3,360	$ 1,442	$ 1,828	$ 11,480
$ 0.75	$ (345)	$ 5,755	$ 1,921	$ 2,499	$ 13,108
$ 0.50	$ 471	$ 8,151	$ 2,400	$ 3,169	$ 14,737
Increments below $0.50	**Ethane**	**Propane**	**Iso-Butane**	**Normal Butane**	**Condensate / Natural Gasoline**
$ 0.10	$ 805	$ 958	$ 192	$ 268	$ 652

Copano Energy

Hedging Impact
• 2010 NGLs Hedge Settlement Matrix
Note: All hedge instruments are reported in Copano’s SEC filings. Hedge settlements are based on monthly average
 Mt. Belvieu NGL and NYMEX WTI prices. Positive amounts reflect payments from hedge counterparties under swap and put option instruments. Negative amounts reflect payments to hedge counterparties under swap instruments.
Appendix

2011 Average Quarterly Hedge Settlements *($ in thousands)*				
Price ($/Gal)	Ethane	Propane	Iso-Butane	Normal Butane	Condensate / Natural Gasoline
$ 3.00	$ (4,704)	$ (5,433)	$ (698)	$ (1,403)	$ -
$ 2.50	$ (3,746)	$ (4,091)	$ (506)	$ (1,019)	$ -
$ 2.25	$ (3,267)	$ (3,421)	$ (410)	$ (828)	$ -
$ 2.00	$ (2,788)	$ (2,750)	$ (314)	$ (636)	$ -
$ 1.75	$ (2,309)	$ (2,079)	$ (218)	$ (445)	$ 224
$ 1.50	$ (1,830)	$ (1,408)	$ 38	$ 29	$ 894
$ 1.25	$ (1,351)	$ (462)	$ 326	$ 556	$ 2,251
$ 1.00	$ (872)	$ 1,071	$ 679	$ 1,171	$ 4,550
$ 0.75	$ (393)	$ 3,420	$ 1,350	$ 2,177	$ 6,850
$ 0.50	$ 282	$ 6,678	$ 2,020	$ 3,183	$ 9,149
Increments below $0.50	Ethane	Propane	Iso-Butane	Normal Butane	Condensate / Natural Gasoline
$ 0.10	$ 843	$ 1,303	$ 268	$ 402	$ 920

Copano Energy

Hedging Impact
• 2011 NGLs Hedge Settlement Matrix
Note: All hedge instruments are reported in Copano’s SEC filings. Hedge settlements are based on monthly average
 Mt. Belvieu NGL and NYMEX WTI prices. Positive amounts reflect payments from hedge counterparties under swap and put option instruments. Negative amounts reflect payments to hedge counterparties under swap instruments.
Appendix

2012 Average Quarterly Hedge Settlements *($ in thousands)*				
Price ($/Gal)	Ethane	Propane	Iso-Butane	Normal Butane	Condensate / Natural Gasoline
$ 3.00	$ -	$ -	$ -	$ -	$ -
$ 2.50	$ -	$ -	$ -	$ -	$ -
$ 2.25	$ -	$ -	$ -	$ -	$ -
$ 2.00	$ -	$ -	$ -	$ -	$ -
$ 1.75	$ -	$ -	$ -	$ -	$ 151
$ 1.50	$ -	$ -	$ -	$ -	$ 439
$ 1.25	$ -	$ -	$ -	$ -	$ 727
$ 1.00	$ -	$ -	$ -	$ -	$ 1,016
$ 0.75	$ -	$ -	$ -	$ -	$ 1,304
$ 0.50	$ -	$ -	$ -	$ -	$ 1,592

Increments below $0.50	Ethane	Propane	Iso-Butane	Normal Butane	Condensate / Natural Gasoline
$ 0.10	$ -	$ -	$ -	$ -	$ 115

Copano Energy

Hedging Impact
• 2012 NGLs Hedge Settlement Matrix
Note: All hedge instruments are reported in Copano’s SEC filings. Hedge settlements are based on monthly average
 Mt. Belvieu NGL and NYMEX WTI prices. Positive amounts reflect payments from hedge counterparties under swap and put option instruments. Negative amounts reflect payments to hedge counterparties under swap instruments.
Appendix

Price ($/MMBtu)	Average Quarterly Hedge Settlements *($ in thousands)* 2009 HSC	2009 CPE	2010 HSC	2011 HSC
$ 11.00	$ 2,555	$ -	$ 2,629	$ 2,889
$ 10.00	$ 1,643	$ -	$ 1,717	$ 1,976
$ 9.00	$ 913	$ -	$ 1,069	$ 1,328
$ 8.00	$ 183	$ -	$ 421	$ 680
$ 7.00	$ -	$ -	$ -	$ 32
$ 6.00	$ -	$ 433	$ -	$ -
$ 5.00	$ -	$ 890	$ -	$ -
$ 4.00	$ -	$ 1,346	$ -	$ -
$ 3.00	$ -	$ 1,802	$ -	$ -
$ 2.00	$ -	$ 2,258	$ -	$ -

Copano Energy

Hedging Impact
• 2009 - 2011 Natural Gas Hedge Settlement Matrix
Note: All hedge instruments are reported in Copano’s SEC filings. Hedge settlements are based on first of the month
 Houston Ship Channel and CenterPoint East natural gas prices. Positive amounts reflect payments from hedge counterparties under call and put option instruments.
Appendix

Copano Energy

• At September 30, 2009:
 – Moody’s
 • Corporate Family Rating: Ba3
 • Senior Unsecured Rating: B1
 • Outlook: Stable
 – Standard & Poor’s
 • Corporate Credit Rating: BB-
 • Senior Unsecured Rating: B+
 • Outlook: Stable
Credit Ratings

Copano Energy

Limited Liability Company Agreement
• Distributions based on “Available Cash”
 – Cash on hand at the end of a quarter less reserves established by the Board
 – Board may increase or decrease reserves quarterly
• Since IPO and as of September 30, 2009:
 – Initial available cash and reserve at IPO: $20 million
 – Cumulative cash from operations: $476 million
 – Cumulative distributions: $376 million
 – Cumulative reserves established by the Board: $150 million
Appendix

NYMEX Crude Oil (WTI) Forward Strip[1]

100
95
90
85
80
75
70
65
60
55
50
USD/Bbl
Dec-09
Jun-10
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14

Copano Energy

Oil Price Trends
(1) As of November 9, 2009.
Appendix

NYMEX Natural Gas (HHUB) Forward Strip(1)
USD/MMBtu
10
9
8
7
6
5
4
3
Dec-09
Jun-10
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14

Copano Energy

Natural Gas Price Trends
(1) As of November 9, 2009.
Appendix

- The following table presents total segment gross margin and a reconciliation of total segment gross margin to the GAAP financial measure of operating income:

		Three Months Ended September 30, 2009	Three Months Ended June 30, 2009
		($ in thousands)	
Total Segment Gross Margin:			
Oklahoma	$	18,284	17,472
Texas		26,875	23,320
Rocky Mountains		634	711
Segment gross margin		45,793	41,503
Corporate and other		7,637	10,757
Total segment gross margin	$	53,430	52,260
Reconciliation of Total Segment Gross Margin to Operating Income:			
Operating income	$	18,146	18,033
Add: Operations and maintenance expenses		13,202	12,890
Depreciation and amortization		14,575	13,390
General and administrative expenses		9,200	9,320
Taxes other than income		836	727
Equity in earnings from unconsolidated affiliates		(2,529)	(2,099)
Total segment gross margin	$	53,430	52,261

Copano Energy

Reconciliation of Non-GAAP
Financial Measures
Segment Gross Margin and Total Segment Gross Margin
• We define segment gross margin, with respect to a Copano operating segment, as segment revenue less cost of sales. Cost of sales includes the following:
 cost of natural gas and NGLs purchased from third parties, cost of natural gas and NGLs purchased from affiliates, cost of crude oil purchased from third parties, costs paid to third parties to transport volumes and costs paid to affiliates to transport volumes. Total segment gross margin is the sum of the operating segment gross margins and the results of Copano’s risk management activities that are included in Corporate and other. We view total segment gross margin as an important performance measure of the core profitability of our operations. Segment gross margin allows Copano’s senior management to compare volume and price performance of the segments and to more easily identify operational or other issues within a segment. The GAAP measure most directly comparable to total segment gross margin is operating income.
Appendix

THREE MONTHS ENDED SEPTEMBER 30, 2009				
	Oklahoma	Texas	Rocky Mountains	Corporate & Other	Total
Net Income	$ 2,155	$ 11,888	$ 2,447	$ (12,761)	$ 3,729
Add: Depreciation and Amortization	8,236	5,222	763	407	$ 14,628
Add: Interest and other financing costs	-	-	-	15,440	15,440
Add: Provision for income taxes	-	-	-	304	304
EBITDA	10,391	17,110	3,210	3,390	34,101
Add: Amortization of difference between the carried investment and the underlying equity in net assets of equity investments	2	(5)	4,795	-	4,792
Add: Copano's share of depreciation and amortization included in equity in earnings from unconsolidated affiliates	186	124	1,397	-	1,707
Add: % of equity method investment interest and other financing costs	-	-	615	-	615
Adjusted EBITDA	$ 10,579	$ 17,229	$ 10,017	$ 3,390	$ 41,215

Copano Energy

Reconciliation of Non-GAAP
Financial Measures
Adjusted EBITDA
• We define EBITDA as net income (loss) plus interest expense, provision for income taxes and depreciation and amortization expense. Because a portion of our net income (loss) is attributable to equity in earnings (loss) from our equity investees (which include Bighorn, Fort Union, Webb Duval and Southern
 Dome), our management also calculates Adjusted EBITDA to reflect the depreciation and amortization expense embedded in equity in earnings (loss) from unconsolidated affiliates. Specifically, our management determines Adjusted EBITDA by adding to EBITDA (i) the amortization expense attributable to the difference between our carried investment in each unconsolidated affiliate and the underlying equity in its net assets, (ii) the portion of each unconsolidated affiliate’s depreciation and amortization expense, which is proportional to our ownership interest in that unconsolidated affiliate and (iii) the portion of each unconsolidated affiliate’s interest and other financing costs, which is proportional to our ownership interest in that unconsolidated affiliate.
• External users of our financial statements such as investors, commercial banks and research analysts use EBITDA or Adjusted EBITDA, and our management uses Adjusted EBITDA, as a supplemental financial measure to assess:
 – The financial performance of our assets without regard to financing methods, capital structure or historical cost basis;
 – The ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness;
 – Our operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and
 – The viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities.
• The following table presents a reconciliation of the portion of our EBITDA and Adjusted EBITDA attributable to each of our segments to the GAAP financial measure of net income (loss):
Appendix

Consolidated EBITDA		LTM Ended 9/30/2009
		($ in thousands)
Net Income		$ 27,458
Plus:	Distributions received from unconsolidated affiliates	26,996
	Equity losses of unconsolidated affiliates	465
	Non-cash losses from mark to market activity of derivatives	7,640
Less:	Equity earnings of unconsolidated affiliates	(6,112)
	Non-cash gains from mark to market activity of derivatives	(5,816)
	Consolidated Net Income	50,630
Plus:	Consolidated interest charges	59,195
	Income taxes	1,442
	Depreciation and amortization expense	57,690
	Non-cash expenses	46,560
Less:	Income tax credits	-
	Non-cash income	(268)
	Consolidated EBITDA	**$ 215,249**

Copano Energy

Reconciliation of Non-GAAP
Financial Measures
Consolidated EBITDA
▪ EBITDA is also a financial measure that, with negotiated pro forma adjustments relating to acquisitions completed during the period, is reported to our lenders as Consolidated EBITDA and is used to compute our financial covenants under our senior secured revolving credit facility.
▪ The following table presents a reconciliation of the non-GAAP financial measure of Consolidated EBITDA to the GAAP financial measure of net income (loss):
Appendix

Copano Energy

Definitions of Non-GAAP
Financial Measures
Total Distributable Cash Flow
▪ We define total distributable cash flow as net income plus: (i) depreciation, amortization and impairment expense (including amortization expense relating to the option component of our risk management portfolio); (ii) cash distributions received from investments in unconsolidated affiliates and equity losses from such unconsolidated affiliates; (iii) provision for deferred income taxes; (iv) the subtraction of maintenance capital expenditures; (v) the subtraction of equity in earnings from unconsolidated affiliates and (vi) the addition of losses or subtraction of gains relating to other miscellaneous non-cash amounts affecting net income for the period, such as equity-based compensation, mark-to-market changes in derivative instruments, and our line fill contributions to third-party pipelines and gas imbalances. Maintenance capital expenditures are capital expenditures employed to replace partially or fully depreciated assets to maintain the existing operating capacity of our assets and to extend their useful lives, or other capital expenditures that are incurred in maintaining existing system volumes and related cash flows.
▪ Total distributable cash flow is a significant performance metric used by senior management to compare basic cash flows generated by us (prior to the establishment of any retained cash reserves by our Board of Directors) to the cash distributions we expect to pay our unitholders, and it also correlates with the metrics of our existing debt covenants. Using total distributable cash flow, management can quickly compute the coverage ratio of estimated cash flows to planned cash distributions. Total distributable cash flow is also an important non-GAAP financial measure for our unitholders because it serves as an indicator of our success in providing a cash return on investment — specifically, whether or not we are generating cash flow at a level that can sustain or support an increase in our quarterly distribution rates. Total distributable cash flow is also used by industry analysts with respect to publicly traded partnerships and limited liability companies because the market value of such entities’ equity securities is significantly influenced by the amount of cash they can distribute to unitholders.
Appendix

Copano Energy
NASDAQ: CPNO
November 2009